Exhibit 10.4

Equity Pledge Agreement

The Equity Pledge Agreement (hereinafter referred to as the “Agreement”) is made and entered into by the following parties in Beijing on June 26, 2018:

Jianzhi Century Technology (Beijing) Co., Ltd., a limited liability company established and existing in accordance with the laws of PRC, with a unified social credit code of 91110108MA01BGRH2B and its domicile at 27A, 23/F, Building 1, No. A48 Zhichun Road, Haidian District, Beijing, PRC (hereinafter referred to as the “Pledgee”), the ultimate beneficial holder of 100% equity in which is Jianzhi Education Technology Group Company Limited (hereinafter referred to as the “Ultimate Controlling Shareholder”), a limited liability company registered and established in Cayman Islands.

Beijing Rongde Times Investment Management Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of PRC, with a unified social credit code of 9111010855143768XQ and its domicile at B1-D33, No. 15-11 Zhongguancun Street, Haidian District, Beijing, PRC (hereinafter referred to as “Pledger A”).

Beijing Zhongsi Zhida Investment Management Co., Ltd., a limited liability company established and existing in accordance with the laws of PRC, with its unified social credit code being 911101083442412115 and its domicile at Suite 340, 3/F Building 1, Shangpinyuan, Baijiatuan Village, Haidian District, Beijing, PRC (hereinafter referred to as “Pledger B”).

Li Meiliang, a natural person of Chinese nationality, ID Card No.: [***].

Li Jinbiao, a natural person of Chinese nationality, ID Card No.: [***].

(Pledger A, Pledger B, Li Meiliang and Li Jinbiao are hereinafter collectively referred to as the “Pledgers”.)

Beijing Sentu Education Technology Co., Ltd., a company limited by shares established and existing in accordance with the laws of PRC, with a unified social credit code of 91110108576937402H and its domicile at 27B, Building 1, No. A48 Zhichun Road, Haidian District, Beijing, PRC (hereinafter referred to as the “Company”).

Wang Peixuan, a natural person of Chinese nationality, ID Card No.: [***].

Zhang Zhige, a natural person of Chinese nationality, ID Card No.: [***].

Li Jingru, a natural person of Chinese nationality, ID Card No.: [***].

Lian Yu, a natural person of Chinese nationality, ID Card No.: [***].

Qiu Mingjing, a natural person of Chinese nationality, ID Card No.: [***].

Chen Ling, a natural person of Chinese nationality, ID Card No.: [***].

Huang Zhihai, a natural person of Chinese nationality, ID Card No.: [***].

Guo Jianbing, a natural person of Chinese nationality, ID Card No.: [***].

Wu Yuxiao, a natural person of Chinese nationality, ID Card No.: [***].

(Li Meiliang, Li Jinbiao, Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are hereinafter collectively referred to as “Individual Shareholders”; Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are hereinafter collectively referred to as “Indirect Shareholders”; Indirect Shareholders and the Pledgers are hereinafter collectively referred to as the “Shareholders”.)

In this Agreement, the aforenamed parties shall be hereinafter referred to respectively as “one party” or collectively as “all parties”.

Whereas:

1.	The Pledgers are limited liability companies established and existing validly in accordance with the laws of PRC or natural persons with full capacity for civil conduct, which and who own 100% of the equity of the Company in total. The Company is a company limited by shares established and existing validly in Beijing, PRC. The Company acknowledges the respective rights and obligations of the Pledgers and the Pledgee and agrees to provide any necessary assistance to cause the registration of the pledge.

2.	The Pledgee is a limited liability company registered and existing validly in Beijing, PRC.

3.	The Pledgers have signed or will sign the following agreements:

a)	Exclusive Call Option Agreement signed on June 26, 2018;
b)	Equity Pledge Agreement signed on June 26, 2018;
c)	Voting Rights Proxy Agreement signed on June 26, 2018;
d)	Loan Contract, Counter-guarantee Contract, etc. (if involved).

4.	The Company has signed the following agreements:

a)	Exclusive Business Cooperation Agreement signed on June 26, 2018;
b)	Exclusive Call Option Agreement signed on June 26, 2018;
c)	Equity Pledge Agreement signed on June 26, 2018; and
d)	Voting Rights Proxy Agreement signed on June 26, 2018.

5.	Individual Shareholders have respectively issued a written Individual Registered Shareholders’ Undertakings (“Individual Registered Shareholders’ Undertakings “) regarding the Agreement and the rights, interests and benefits they hold directly or indirectly in their operation entities on the signing date of this Agreement to the Board of Directors of the Ultimate Controlling Shareholder;

6.	Indirect Shareholders and the Pledgers agree to pledge all the equity owned by the Pledgers in the Company as security to guarantee that:

(1)	The Pledgers perform any and all the obligations stipulated in the agreements as listed under the Article 3 above;
(2)	The Company performs any and all the obligations stipulated in the agreements as listed under the Article 4 above; and
(3)	The Individual Shareholders perform any and all the obligations as stipulated in the Individual Registered Shareholders’ Undertakings referred in the Article 5 above.

Shareholders (including the Pledgers) and the Company shall be referred to respectively as an “Obligor” or collectively as the “Obligors”; all their obligations hereunder, all the direct, indirect and derivative losses, all the losses of predictable profits and interests suffered by the Pledgee due to any default event (as defined below) of the Pledgers and/or the Company (grounds for the amount of such losses shall include but be not limited to reasonable commercial plans and profit forecasts of the Pledgee), and all the expenses incurred due to the Pledgee’s forcing the Pledgers and/or the Company to perform their contractual obligations shall be referred to collectively as “Secured Liabilities”. Documents as specified in Article 3, 4 and 5 shall referred respectively and collectively as “Cooperation Series Agreement”.

1.	Definitions

Except as otherwise provided herein, the following words and expressions shall be defined as follows:

1.1	“Pledge” shall refer to the security interest granted to the Pledgee by the Pledgers according to Article 2 hereof, namely, the right of the Pledgee to be reimbursed with the proceeds from the conversion, auction or sale of the shares.

1.2	“Equity” shall refer to all equity legally held at present and acquired in the future by the Pledgers in the Company.

1.3	“Pledge Term” shall refer to the time limit provided in Article 3 hereof.

1.4	“Loan Contract” shall refer to any loan contract, entrusted loan contract or other funding arrangement signed by any bank with the Pledgers according to the instruction, guarantee or other arrangement of the Pledgee or the Pledgee’s designee.

1.5	“Counter-guarantee Contract” shall refer to any counter-guarantee contract signed with the Pledgers by the Pledgee or the Pledgee’s designee for the Pledgers’ providing counter-guarantee to the Pledgee or the Pledgee’s designee so as for the Pledgee or the Pledgee’s designee to claim compensation from the Pledgers after assuming the guarantee liabilities under the guarantee contract. For the aforesaid purpose, “Guarantee Contract” shall refer to any guarantee contract or other similar arrangement signed with the bank by the Pledgee or the Pledgee’s designee to secure that the Pledgers perform the Loan Contract or other funding agreement signed between the Pledgers and the bank.

1.6	“Default Event” shall refer to any circumstance as listed in Article 7 hereof.

1.7	“Default Notice” shall refer to a notice sent by the Pledgee in accordance with this Agreement to declare a Default Event.

1.8	“PRC” shall refer to the People’s Republic of China, for the purpose of this Agreement, not including Special Administrative Region of Hong Kong, the Special Administrative Region of Macau and Taiwan Region.

1.9	“Cooperation Series Agreement” shall be as defined in the “Whereas” part hereof.

1.10	“Obligor” shall be as defined in the “Whereas” part hereof.

1.11	“Secured Liabilities” shall be as defined in the “Whereas” part hereof.

2.	Pledge

2.1	As the collateral security for all the Obligors to fulfill any and all the Secured Liabilities under the Cooperation Series Agreement instantly and completely, the Pledgers hereby pledge the 100% equity in the Company held by them (including the 100% equity in the Company held by the Pledgers at present and all the equity interests related thereto) to the Pledgee in the way of first priority pledge.

2.2	All parties understand and agree that currency valuations arising from or related to the Secured Liabilities as of the closing date (defined as below) are changing and fluctuating valuations.

2.3	In case of any of the following events (“Closing Causes”), the value of the Secured Liabilities shall be determined as the total amount of the Secured Liabilities due and outstanding to the Pledgee on the day of occurrence of the Closing Cause or on the nearest day before the occurrence of the Closing Cause (“Determined Labilities”):

(a) Any Cooperation Series Agreement matures or terminates according to the related agreement thereunder;

(b) Any Default Event as provided in Article 7 hereof occurs and is unsolved, resulting that the Pledgee serves a Default Notice to the Pledgers according to Article 7.3 hereof;

(c) The Pledgee deems the Pledgers and/or the Company have become insolvent or may be placed in a state of insolvency on reasonable grounds through appropriate investigation; or

(d) Any other event under which the Secured Labilities shall be determined in accordance with related PRC laws and regulations.

2.4	For avoidance of any doubt, the occurrence date of the Closing Cause shall be the closing date (“Closing Date”). The Pledgee shall have the right to realize the Pledge at its option according to Article 8 on or after the Closing Date.

2.5	Within the Pledge Term, the Pledgee shall have the right to receive any dividend or other distributable profits arising from the Equity. With the prior written consent of the Pledgee, the Pledgers may receive dividends or bonuses in respect of the Equity. The dividends or bonuses received by the Pledgor due to the Equity, after deducting the taxes payable or withheld by the Pledgor according to the applicable PRC laws, shall be (a) deposited into the bank account designated by the Pledgee for the Pledgee’s supervision and use for securing contractual obligations and paying off the Secured Liabilities first; or (b) on premise of not violating PRC laws, transferred to the Pledgee or the Pledgee’s designee unconditionally.

3.	Pledge Term

3.1	The Pledge shall take effect as of the day when it is registered and established at the industrial and commercial administration department (“Registration Authority”) in the local place of the Company, and the term of the said Pledge (“Pledge Term”) shall last until the last sum of Secured Liabilities secured by the Pledge is paid off or fulfilled. All parties agree that the Pledgers and the Pledgee shall immediately file for establishment and registration of equity pledge to the Registration Authority in accordance with the Measures for Registration of Equity Pledge of Industrial and Commercial Administrations immediately after this Agreement is signed (not later than the 20th day after the signing date of this Agreement at any circumstance). All parties further agree that they shall complete all the formalities for registration of equity pledge and obtain the registration notice issued by the Registration Authority, and have the Registration Authority record the equity pledge issues on the equity pledge register completely and accurately within fifteen (15) days as of the day when the Registration Authority accepts the application for registration of equity pledge formally. The Company acknowledges the respective rights and obligations of the Pledgers and the Pledgee under this Agreement and agrees to provide any necessary assistance to cause the registration of the said Pledge done.

3.2	If, within the Pledge Term, an Obligor fails to perform any Secured Liabilities under the Cooperation Series Agreement, the Pledgee shall have the right but be not obliged to dispose of the Pledge according to the provisions hereof.

4.	Storage of Record of Equity Subject to Pledge

4.1	Within the Pledge Term, the Pledgers shall deliver the originals of the equity contribution certificate, the register of shareholders recording equity and other documents required reasonably by the Pledgee (including but not limited to the equity registration notice issued by the Registration Authority) to the Pledgee for storage within one week as of the registration and establishment of the Equity. The Pledgee shall safekeep the said documents within the whole Pledge Term.

5.	Representations and Warranties of the Shareholders (Including the Pledgers) and the Company

The Shareholders (including the Pledgers) hereby make the following representations and warranties to the Pledgee:

5.1	The Pledgers are the only legal owners and beneficiaries of the Equity; except for being subject to any agreement signed additionally by the Pledgers and the Pledgee, the Pledgers have legal, complete and full ownership of the Equity and there is no dispute concerning the said ownership of the Equity. The Pledgers have the right to dispose of the Equity and any part thereof and the legal power and ability to enter into this Agreement and undertake legal obligations pursuant to this Agreement.

5.2	The Equity may be pledged and transferred in accordance with the law, and the Pledgers shall have full right and authority to pledge the Equity to the Pledgee in accordance with the provisions of this Agreement

5.3	This Agreement, when duly signed by the Pledgers, shall constitute legal, valid and binding obligations to the Pledgers.

5.4	The consent, permission, waiver or authorization of any third party, the approval, permit or exemption of any governmental authority, or the formalities for registration or filing with any governmental authority (if required by law) required for the execution and performance of this Agreement and the pledge of the Equity hereunder have been obtained or made and will remain in full force and effect during the valid term of this Agreement

5.5	The Pledge hereunder shall constitute a first-order security interest in the Equity.

5.6	All the taxes and dues payable for acquirement of the Equity have been paid off by the Pledgers.

5.7	The Pledgee shall have the right to dispose of and transfer the Equity pursuant to the provisions hereof.

5.8	Apart from the Cooperation Series Agreement, the Pledgers have no security interest in or other encumbrance on the Equity, and the ownership of the Equity is not subject to any dispute, seizure or other legal proceedings or similar threats and may be pledged and transferred in accordance with applicable laws.

5.9	The Pledgers’ execution of this Agreement, exercise of their rights hereunder or performance of their obligations hereunder shall not violate any law or regulation, any agreement or contract to which any Pledger is a party, or any commitment made by the Pledgers to any third party.

5.10	All the documents, data, statements, credentials, etc. provided by the Pledgers to the Pledgee are accurate, authentic, complete and valid.

5.11	The Pledgers hereby warrant to the Pledgee that the above representations and warranties will be true and accurate and be fully complied with at any time and under any circumstances before the contractual obligations are fully performed or the Secured Liabilities are fully discharged.

5.12	In case any Individual Shareholder is deceased or incapable or has any other circumstance which may affect its holding or exercising the Equity of the Pledgers and the Company held indirectly by it (including divorce, bankruptcy, etc.), (i) any successor of the said Individual Shareholder or (ii) any natural person or organization designated by the Pledgee (“Designated Transferee”) according to the Individual Registered Shareholders’ Undertakings signed by the said Individual Shareholder shall be deemed to be a party to this Agreement, who shall undertake all the rights and obligations of the said Individual Shareholder hereunder. If there is any inheritance or any equity transfer under the Individual Registered Shareholders’ Undertakings, the Shareholders shall handle all the necessary formalities and take all necessary actions to facilitate the required government approvals (if applicable) to be obtained for such equity transfer.

The Company hereby makes the following representations and warranties to the Pledgee:

5.13	The Company is a company limited by shares registered, established and existing legally according to PRC laws and it has the independent qualification as a legal person and the full and independent legal status and capacity to sign, deliver and perform this Agreement.

5.14	All the reports, documents and information related to the Equity and all the issues required herein provided to the Pledgee by the Company before this Agreement takes effect are authentic and accurate in all material aspects at the time when this Agreement takes effect, and all the reports, documents and information related to the Equity and all the issues required herein provided by the Pledgee after this Agreement takes effect are authentic and accurate in all material aspects when provided.

5.15	This Agreement, after being duly signed by the Company, shall constitute legal, valid and binding obligations to the Company.

5.16	The Company has the full internal power and authority to execute and deliver this Agreement and all other documents relating to the transaction herein, and has full power and authority to complete the said transaction.

5.17	There is no material security interest in or any other material encumbrance on the assets owned by the Company that may affect the Pledgee’s rights and interests in the Equity (including but not limited to the transfer of any intellectual property right or any asset valuing more than CNY100,000 of the Company, or any encumbrance or burden of right to use attached to said asset, except those disclosed to the Pledgee).

5.18	Without the prior written consent of the Pledgee, the Company shall not and shall cause its affiliated wholly-owned or controlled subsidiaries not to have, inherit, promise or permit the existence of any liability, except those liabilities (i) accruing during normal business processes and not by loaning; and (ii) having been disclosed to and consented in writing by the Pledgee.

5.19	The Company has always been operating all its business in normal business processes to maintain its asset value, refraining from any action or inaction that may affect its operation status or asset value and urging its affiliated wholly-owned or control subsidiaries to act in the same way.

5.20	There isn’t any pending or, to the knowledge of the Company, any threatening litigation, arbitration or other legal procedure against the Equity, the Company or its assets in any court or arbitral tribunal, or any pending or, to the knowledge of the Company, any threatening administrative procedure or penalty against the Equity, the Company or its assets in any government organ or authority, which may have material or adverse influences on the economic status of the Company or the Pledgers’ ability to perform their obligations and guarantee liabilities hereunder.

5.21	The Company hereby agrees to assume joint and several liabilities to the Pledgee with respect to the representations and warranties made by the Pledgers hereunder.

5.22	The Company hereby warrants to the Pledgee that the representations and warranties above will remain true and accurate and be complied completely with at any time and in any circumstance before the obligations herein have been fully performed or the Secured Liabilities have been discharged.

6.	Warranties and Further Agreements of the Company and the Shareholders (including the Pledgers)

The Shareholders (including the Pledgers) hereby make the following warranties and further agreements:

6.1	Within the valid term of this Agreement, the Shareholders (including the Pledgers) hereby warrants to the Pledgee that:

6.1.1	The Pledgers shan’t transfer or allow others to transfer the Equity in full or in part or set or allow the existence of any security interest or other encumbrance which may affect the Pledgee’s rights or interests in the Equity without the prior written consent of the Pledgee except for the performance of the Cooperation Series Agreement;

6.1.2	The Pledgers shall comply with the provisions of all laws and regulations applicable to pledge of rights and, within 5 days after receiving any notice, order or suggestion issued or formulated by the competent authority (or any other related parties) with respect to the Pledge, present the said notice, order or suggestion to the Pledgee, comply with the said notice, order or suggestion or propose any opposition or statement regarding the said issues upon the reasonable request of the Pledgee or with the consent of the Pledgee;

6.1.3	The Pledgers shall notify the Pledgee immediately of any event or any notice received by the Pledgers that may affect the Pledgee’s rights in the Equity or any part thereof, or any event or any notice received by the Pledgers that may affect any warranty made by or other obligations of the Pledgers arising herefrom, and shall take all measures to guarantee the Pledgee’s pledge rights in the Equity based on the reasonable requirements of the Pledgee.

6.2	The Shareholders (including the Pledgers) agree that the rights in the Equity obtained by the Pledgee hereunder shan’t be interrupted or hindered by the Pledgers, any successor or representative of the Pledgers or any other person through any legal procedure.

6.3	To protect or perfect the security interest granted for the performance of the obligations hereunder, the Shareholders (including the Pledgers) hereby promise that they will sign sincerely and urge any other party holding any interest in the Pledge concerned to sign all the certificates, agreements, deeds and/or commitments as required by the Pledgee. The Shareholders (including the Pledgers) also promise that they will and will urge any other party holding any interest in the Pledge concerned to take the actions as required by the Pledgee, they will facilitate the Pledgee’s exercise of the rights and authorizations granted to the Pledgee hereunder, and it will sign all the related documents with respect to the ownership of the Equity with the Pledgee or the Pledgee’s designee (natural person/legal person). The Shareholders (including the Pledgers) promise that they will provide all the notices, orders and decisions regarding the Equity as required by the Pledgee within a reasonable period.

6.4	The Shareholders (including the Pledgers) hereby promise to the Pledgee that they will comply with and fulfill all the representations, warranties, agreements, statements and conditions hereunder. If the Pledgers fail to perform or perform in part their representations, warranties, agreements, statements and conditions, the Shareholders (including the Pledgers) shall compensate the Pledgee for all the losses hence caused.

6.5	If the Equity pledged hereunder receives any compulsory measure implemented by the court or any other government authority for any reason, the Pledgers shall make all efforts to terminate such compulsory measure taken by the court or any other authority on the Equity by, including but not limited to, providing other warranties to the court or taking other measures.

6.6	If there is any possibility of decrease in value of the Equity which may harm the rights of the Pledgee, the Pledgee may require the Pledgers to provide additional mortgage or guarantee, or if the Pledgers fail to provide the said mortgage or guarantee, the Pledgee may auction or sell the Equity at any time and use the amount hence obtained to pay off the Secured Liabilities in advance or for deposit; all the expenses incurred therefrom shall be borne by the Pledgers.

6.7	Without the prior written consent of the Pledgee, the Pledgers and/or the Company shan’t, by themselves (or assist any other party to), increase, decrease or transfer or set any encumbrance on the registered capital (including the Equity) of the Company (or their amount of contribution to the Company). On premise of compliance with this provision, the Equity in the Company registered or obtained after the date of this Agreement shall be referred to as “Additional Equity”. The Shareholders (including the Pledgers) and the Company shall sign a supplementary equity pledge agreement with respect to the Additional Equity with the Pledgee and urge the Board of Directors and the Board of Shareholders of the Company to approve such supplementary equity pledge agreement immediately after the Pledgers obtain the Additional Equity and shall also provide all the documents required for the supplementary equity pledge agreement to the Pledgee, including but not limited to: (a) the original contribution certificate of shareholder with respect to the Additional Equity issued by the Company; and (b) the verified hard copy of the capital verification report with respect to the Additional Equity issued by a Chinese certified public accountant. The Pledgers and the Company shall handle the registration of pledge establishment for the Additional Equity according to the provisions in Article 3.1 hereof.

6.8	Unless a prior contrary instruction is issued by the Pledgee in writing, the Shareholders (including the Pledgers) and/or the Company agree that if any transfer of the Equity in full or in part occurs between the Pledgers and any third party (“Equity Transferee”) in breach of this Agreement, the Shareholders (including the Pledgers) and/or the Company shall ensure that the Transferee acknowledges the Pledge unconditionally and fulfill all the necessary formalities for registration of change in pledge (including but not limited to signing related documents) to guarantee the existence of the Pledge.

The Company hereby makes the following commitments and further agreements:

6.9	If the consent, approval, waiver or authorization of any third party or the approval, permit or exemption of any government authority needs to be obtained or any formality for registration or recording (if necessary according to the law) needs to be handled at any government authority for the execution and performance of this Agreement and the pledge of the Equity hereunder, the Company shall make all efforts to assist in the obtainment of them and the maintenance of their sufficient validity within the valid term of this Agreement.

6.10	Without the prior written consent of the Pledgee, the Company shall not and shall cause its affiliated wholly-owned or controlled subsidiaries not to provide any loan or credit or guarantee of any form to any person or entity and shall not assist or allow the Pledgers to transfer the Equity.

6.11	The Company agrees to comply strictly with the obligations provided under Article 6.7 and 6.8 hereof together with the Pledgers.

6.12	Without the prior written consent of the Pledgee, the Company shall not and shall cause its affiliated wholly-owned or controlled subsidiaries not to transfer their assets or set on their assets or allow the existence of any security interest or any other encumbrance that may affect the Pledgee’s rights and interests in the Equity (including but not limited to the transfer of any intellectual property right or any asset valuing more than CNY 100,000 of the Company, or any encumbrance or burden of right to use attached to said assets, except those disclosed to the Pledgee).

6.13	In case of any legal litigation, arbitration or other claims which may adversely affect the interests of the Company, the Equity or the Pledgee under the Cooperation Series Agreement and this Agreement, the Company warrants that it shall notify the Pledgee timely and as soon as possible and take all necessary measures as reasonably required by the Pledgee to guarantee the Pledgee’s security interest in the Equity.

6.14	The Company shall not and shall cause its affiliated wholly-owned or controlled subsidiaries not to conduct or permit any behavior or action which may adversely affect the interests or Equity of the Pledgee under the Cooperation Series Agreement and this Agreement.

6.15	The Company shall provide the consolidated financial statements for the preceding Gregorian calendar quarter to the Pledgee within the first month of each Gregorian calendar quarter, including but not limited to consolidated balance sheet, consolidated income statement and consolidated cash flow statement. The Company shall provide the audited consolidated financial statements for the fiscal year of the Company to the Pledgee within 90 days as of the end of each fiscal year, and such consolidated financial statements shall be audited and certified by an independent certified public accountant approved by the Pledgee.

6.16	The Company warrants that it shall take all necessary actions and sign all necessary documents based on the reasonable requirements of the Pledgee to guarantee the Pledgee’s security interest in the Equity and the exercise and realization of the said security interest.

6.17	If any transfer of Equity should arise due to the exercise of the Pledge hereunder, the Company warrants that it shall take all measures to complete such transfer.

7.	Default Events

7.1	The following circumstances shall be deemed as Default Events:

7.1.1	Any Obligor fails to perform any Secured Liabilities under the Cooperation Series Agreement completely or instantly;
7.1.2	Any representation or warranty made by the Shareholders in Article 5 hereof includes any gross misrepresentation or error and/or any Shareholder violates any warranty made in Article 5 hereof;
7.1.3	The Shareholders and the Company fail to complete the registration of equity pledge at the Registration Authority according to the provisions in Article 3.1;

7.1.4	The Shareholders or the Company violates any provision hereof;
7.1.5	Except as provided expressly in Article 6.1.1, the Pledgers transfers or intends to transfer or waiver the Equity, or assigns the Equity without the written consent of the Pledgee;
7.1.6	The loans from or the warranties, indemnities, commitments or other liabilities to any third party of the Pledgers (1) are required to be paid off or performed ahead of schedule due to the Pledgers’ breach of contract; or (2) have matured yet can’t be paid off or performed on schedule;

7.1.7	Any approval, license, permit or authorization given by the related government authority which makes this Agreement enforceable, legal and effective is revoked, terminated, invalidated or changed materially;

7.1.8	An applicable law is published, making this Agreement illegal or disabling the Shareholders to continue performing their obligations hereunder;

7.1.9	The Pledgee deems that the Pledgers’ ability to perform its obligations hereunder has been affected on the ground of any adverse change to the properties owned by the Pledgers;
7.1.10	The Company’s successor or trustee can only perform in part or refuses to perform any obligation under the Cooperation Series Agreement; and

7.1.11	Any other circumstance where the Pledgee can’t or may be not able to exercise its rights with respect to the Pledge.

7.2	The Pledgers or the Company shall notify the Pledgee in writing immediately after they are informed of or find any circumstance as set forth in Article 7.1 or the occurrence of any event that may lead to the said circumstance.

7.3	Unless the Default Events as listed in Article 7.1 hereof have been settled successfully to the satisfaction of the Pledgee within thirty (30) days as of the notifying date of the Pledgee, the Pledgee may issue a Default Notice requiring the Pledgers to pay any amount due under the Cooperation Series Agreement and/or dispose of the Pledge according to Article 8 hereof immediately when or after the Default Event occurs.

8.	Exercise of Pledge

8.1	The Pledgers shan’t transfer the Equity without the written consent of the Pledgee before the Cooperation Series Agreement are completely performed and the amount due as provided in the Cooperation Series Agreement is repaid in full.

8.2	The Pledgee may issue a Default Notice to the Pledgers when it exercises the Pledge.

8.3	Subject to the provision in Article 7.3, the Pledgee may exercise its right to enforce the Pledge at the time when it sends out the Default Notice according to Article 7.2 or thereafter. Once the Pledgee chooses to enforce the Pledge, the Pledgers shall cease to own any right or interest related to the Equity.

8.4	When any Default Event occurs, the Pledgee shall have the right to dispose of the pledged Equity in accordance with applicable laws within the scope of permission; If there is still any amount remaining after the entire amount received from the Pledgee’s exercise of its Pledge is used to pay off the Secured Liabilities, the remaining amount shall be paid to the Pledgers or any other person who shall be entitled to such remaining amount (with no interest accruing), and where permitted by Chinese laws, the Pledgers or the person entitled to such remaining amount shall return the entire remaining amount they receive to the Pledgee.

8.5	When the Pledgee disposes of the Pledge in accordance with this Agreement, the Shareholders and the Company shall provide necessary assistance to enable the Pledgee to enforce the Pledge pursuant to this Agreement.

8.6	Actual expenses, taxes, legal fares, etc. related to the establishment of the equity pledge hereunder and the realization of the Pledgee’s rights shall be borne by the Pledgers, except those as provided by law to be borne by the Pledgee.

9.	Transfer

9.1	Without the prior written consent of the Pledgee, the Shareholders and the Company shall have no right to transfer or delegate their rights and obligations hereunder.

9.2	The Agreement shall be binding on the Shareholders and their successors and approved transferees and shall be effective for the Pledgee and each successor and transferee of it.

9.3	The Pledgee may, at any time, transfer any and all of its rights and obligations under this Agreement and the Cooperation Series Agreement to its designee (natural person/legal person/partnership or other organ), in which case, the transferee shall be entitled to and assume the rights and obligations hereunder as if it is an original party hereto. When the Pledgee transfers its rights and obligations under this Agreement or the Cooperation Series Agreement, the Shareholders and the Company shall sign related agreements or any other document related to such transfer upon the request of the Pledgee.

9.4	If any change of the Pledgee is caused by any transfer, the Shareholders and the Company, upon the request of the Pledgee, shall sign a new pledge agreement on the same terms and conditions with those hereof with the new pledgee and handle registration of pledge upon the request of the Pledgee.

9.5	All Obligors shall comply strictly with the Agreement and the provisions of any other contract signed by all parties or one party hereto jointly or independently, including the Cooperation Series Agreement, and perform their obligations under this Agreement and other contracts and shall not conduct any action/inaction that may affect the validity and enforceability of this Agreement or other contracts. Unless as instructed by the Pledgee in writing, the Shareholders shan’t exercise any of its remaining right to the Equity pledged hereunder.

10.	Termination

After the Cooperation Series Agreement is fully performed and the amount due thereunder is paid in full, and after the Secured Liabilities of all Obligors under the Cooperation Series Agreement terminate, this Agreement shall terminate, and the Pledgee shall terminate the equity pledge hereunder and cooperate with the Pledgers in cancelling the registration in the Company’s Register of Shareholders and at the registration authority as soon as possible within the reasonable and practically feasible scope, with the reasonable costs arising from the cancelation of the equity pledge to be borne by the Pledgers.

11.	Handling Fees and Other Charges

Except as otherwise agreed or required by applicable laws, all the fees and actual expenses related hereto, including but not limited to legal costs, stamp duty and any other taxes and expenses, shall be borne by the Company.

12.	Confidentiality

All parties further agree and confirm that any oral or written material provided and/or exchanged with respect to this Agreement shall be confidential, which each party shall keep confidential of and never disclose to any third party except in the following circumstances: (a) such material has been or will be known to the public (not for the disclosure of the receiving Party); (b) the material is disclosed in accordance with applicable laws or the rules or provisions of any security exchange or the requirements or orders of any government authority, court, arbitral organ or other supervisory institution; or (c) any party discloses the material to its legal advisor, financial advisor or other professional consultant with respect to the transaction as provided herein, in which case, the said legal advisor, financial adviser or professional consultant shall be subject to similar confidential obligation to that set forth in this Article. The disclosure of any confidential material by any working personnel or organ hired by any party shall be deemed as having been made by the said party, for which the said party shall assume legal responsibilities for breach of this Agreement. The Parties agree that the Article shall remain in force and effect regardless of whether the Agreement is invalid, or modified, dissolved or terminated for any reason, or rendered inoperable.

13.	Applicable Laws, Settlement of Disputes and Modification of Laws

13.1	The execution, effectiveness, interpretation, performance, amendment and termination of the Agreement and the resolution of disputes hereunder shall be governed by the officially published and publicly available laws of the PRC. Matters not covered in the officially published and publicly available laws of the PRC shall be governed by the principles and practices of international law.

13.2	Any dispute arising out of the interpretation and performance of the Agreement shall be solved by the Parties through friendly consultation first. In case no settlement can be reached within 30 days after either Party requests the other Parties to resolve the dispute through consultation, the dispute may be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by either Party in accordance with the arbitration rules of CIETAC then effective. The arbitration shall take place in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

13.3	In case of any dispute arising out of the interpretation and performance of the Agreement, or any pending arbitration, the Parties hereto shall continue to exercise their rights and perform their obligations hereunder, except for the matters in dispute.

13.4	If, at any time after the execution of the Agreement, any PRC laws, regulations or rules are promulgated or changed, or the interpretation or application of such laws, regulations or rules is changed, the following provisions shall apply: (a) if the change of laws or newly enacted regulations is more favorable to either party than the relevant laws, regulations, decrees or regulations in force as of the date of the Agreement (without significant adverse effect to the other parties), the Parties shall timely modify the Agreement to benefit from such change or new provision; or, the Parties shall promptly apply for benefits arising from such change or new provision. The Parties shall do their best to obtain approval for such application; (b) if the economic interests of either party hereunder are materially and adversely affected, directly or indirectly, by such legal changes or newly enacted provisions, the Parties shall use all lawful means to obtain an exemption from compliance with such changes or provisions and use their best efforts to continue the execution of the Agreement in accordance with its original terms. If the adverse impact on the economic interests of either party cannot be resolved in accordance with the provisions of the Agreement, the parties shall, after the affected party notifies the other parties, negotiate in time and make all necessary amendments to the Agreement as permitted by PRC laws to maintain the economic interests of the affected party hereunder; and (c) if any of the aforesaid legal changes or newly enacted provisions render the existence or performance of the terms of the Agreement illegal or contrary to such PRC laws, the Parties shall use their best efforts and, as required by Party B, immediately take all actions, as far as practicable, necessary to maintain the validity of the Agreement or to realize the intent and purpose of the Agreement in an appropriate, enforceable and most similar manner.

13.5	Subject to the provisions of PRC laws, the arbitral tribunal may order indemnity, injunctive relief (including but not limited to for the purpose of conducting business or for the purpose of forcible transfer of assets) or liquidation of the Parties in respect of their equity interest or property interest. After the arbitration award takes effect, either Party shall be entitled to apply to a competent court for enforcement of the arbitration award. Subject to the provisions of PRC laws, upon the request of a disputing party, the court with jurisdiction shall be entitled to provide temporary relief measures to the disputing party while waiting for the formation of the arbitration tribunal or under other appropriate circumstances permitted by law as a property preservation or enforcement measure. Subject to the provisions of PRC laws, (i) Hong Kong, (ii) Cayman Islands, and (iii) the place of incorporation of the Operating Entity (that is, Beijing, China); and (iv) the court where the Ultimate Controlling Shareholder or the principal assets of the Operating Entity are located has jurisdiction over the aforesaid purposes.

14.	Notice

14.1	All notices and other communications required or permitted to be given under the Agreement shall be delivered by hand, registered post with postage prepaid, commercial courier service or fax to the Parties at the following address. Each notice shall also be confirmed by e-mail. The date on which such notice is deemed as served is determined as follows:

14.1.1	If a notice is given by hand, courier service or registered post with postage prepaid, it shall be deemed as duly served on the date of delivery or rejection to the designated address set forth in the notice.
14.1.2	If a notice is sent by fax, it shall be deemed as duly served on the date of successful transmission (as evidenced by the automatically generated confirmation information of the transmission).

14.2	For the purpose of notifications, the service address of each party shall be as follows:

Company:	Jianzhi Century Technology (Beijing) Co., Ltd.
Add:	[***]
Recipient:	[***]

Company:	Beijing Rongde Times Investment Management Co., Ltd.
Add:	[***]
Recipient:	[***]

Company:	Beijing Zhongsi Zhida Investment Management Co., Ltd.
Add:	[***]
Recipient:	[***]

Company:	Beijing Sentu Education Technology Co., Ltd.
Add:	[***]
Recipient:	[***]

Name:	Li Meiliang
Add:	[***]

Name:	Li Jinbiao
Add:	[***]

Name:	Wang Peixuan
Add:	[***]

Name:	Zhang Zhige
Add:	[***]

Name:	Li Jiru
Add:	[***]

Name:	Lian Yu
Add:	[***]

Name:	Qiu Mingjing
Add:	[***]

Name:	Chen Ling
Add:	[***]

Name:	Huang Zhihai
Add:	[***]

Name:	Guo Jianbing
Add:	[***]

Name:	Wu Yuxiao
Add:	[***]

14.3	Any party may modify its address for service at any time by sending a notice to the other parties in accordance with this article.

15.	Severability

One or more provisions hereof ruled to be invalid, illegal or unenforceable in any respect under any law or regulation shall not affect or impair the validity, legality or enforceability of any other provisions hereof in any respect. The Parties shall endeavor to, through consultations in good faith, replace the invalid, illegal or unenforceable provisions with such effective provisions as permitted by law and desired by the Parties to the maximum extent. The economic effects of such effective provisions shall be as similar as possible to those invalid, illegal or unenforceable provisions.

16.	Successor

This Agreement shall be binding on the respective successor of each party or the transferee allowed by each party.

17.	Continuity of Validity

17.1	Any obligation due or arising from this Agreement before this Agreement expires or terminates ahead of time shall remain in force after this Agreement expires or terminates ahead of time.

17.2	The obligations provided in Article 13, 14 and 17 shall remain valid after this Agreement terminates.

18.	Waiver

Either Party may waive the terms and conditions hereof, provided that it is made in writing and signed by each and every Party. Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other similar breach by any other Parties under other circumstances.

19.	Amendment, Modification and Supplementation

19.1	Any amendment, modification and supplementation hereto shall be subject to a written agreement signed by all parties and registered at the relevant government authority (if applicable).

19.2	In case the Stock Exchange of Hong Kong Limited or other regulatory bodies or exchanges suggest any amendment to this Agreement or the exchange listing rules or related requirements of the Stock Exchange of Hong Kong Limited have any change with respect to this Agreement, all parties shall make amendments to this Agreement accordingly.

20.	Language

This Agreement shall be prepared in English and executed in eighteen (18) original copies, with each party keeping one (1) copy and the remaining copies to be kept by the Pledgee and with each copy bearing the same and equal legal effect.

[No text below]

(No text in this signature page of this Equity Pledge Agreement.)

Jianzhi Century Technology (Beijing) Co., Ltd.

By:	/s/ Li Jingru
	Name:	Li Jingru
	Title:	Legal Representative

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

Beijing Rongde Times Investment Management Co., Ltd.

By:	/s/ Wang Peixuan
	Name:	Wang Peixuan
	Title:	Legal Representative

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

Beijing Zhongsi Zhida Investment Management Co., Ltd.

By:	/s/ Li Jingru
	Name:	Li Jingru
	Title:	Legal Representative

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Li Meiliang
	Name:	Li Meiliang

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Li Jinbiao
	Name:	Li Jinbiao

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

Beijing Sentu Education Technology Co., Ltd.

By:	/s/ Wang Peixuan
	Name:	Wang Peixuan
	Title:	Legal Representative

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Wang Peixuan
	Name:	Wang Peixuan

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Zhang Zhige
	Name:	Zhang Zhige

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Li Jingru
	Name:	Li Jingru

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Lian Yu
	Name:	Lian Yu

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Qiu Mingjing
	Name:	Qiu Mingjing

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Chen Ling
	Name:	Chen Ling

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Huang Zhihai
	Name:	Huang Zhihai

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Guo Jianbing
	Name:	Guo Jianbing

Signing date: June 26, 2018

(No text in this signature page of this Equity Pledge Agreement.)

By:	/s/ Wu Yuxiao
	Name:	Wu Yuxiao

Signing date: June 26, 2018